BISYS FUND SERVICES
CODE OF ETHICS
EXHIBIT E
(2005)
INITIAL AND ANNUAL HOLDINGS REPORT

Name and Address of Broker, Dealer, Bank, or Adviser(s)	Discretionary Account[5] (Yes or No)	Account Number(s)	If New Account, Date Established

______________________	__Yes __No	______________________	______________________

______________________		______________________	______________________

______________________	__Yes __No	______________________	______________________

______________________		______________________	______________________

☐	Attached are the Covered Securities beneficially owned by me as of the date of this Initial and Annual Holdings Report.

☐	I do not have any Covered Securities beneficially owned by me as of the date of this Initial and Annual Holdings Report. For purposes of this representation, transactions in which I had no direct or indirect influence or control or transactions that were not initiated, or directed, by me do not result in Reportable Transactions or holdings in Covered Securities.

☐	I certify that I have directed each broker, dealer, bank or transfer agent with whom I have an account or accounts to send to BISYS duplicate copies of all confirmations and/or statements relating to my account(s) and have provided copies of such letters of instructions to the BISYS Code Compliance Officer. I further certify that the information on the statements attached hereto (if applicable) are accurate and complete for purposes of this Initial and Annual Holdings Report.

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Print or Type Name

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Signature

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Date

5 Discretionary Account is an account empowering a broker, dealer, bank or adviser to buy and sell securities without the client’s prior knowledge or consent.

E-1

Security Description (Symbol/CUSIP)	Number of Covered Securities/Mutual Fund Shares Held	Principal Amount (for debt securities only)

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E-2